UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2012 (February 13, 2012)

COATES INTERNATIONAL, LTD. (Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

Effective February 13, 2012, the Registrant entered into a non-exclusive Investor Relations Services Agreement (the “Agreement”) with ATG Inc. (“ATG”), a firm that specializes in assisting public companies to improve investor relations. The primary objective of these services will be to increase awareness about the Registrant and its business plan in the investor community.

The term of the Agreement is for six months and may be canceled by either party for any reason upon 30 days’ prior notice. Pursuant to the Agreement, ATG will assist the Registrant, as requested, by providing some or all of the following services:

1.	Dissemination of news about the Registrant to targeted audiences in the investor and business community.
2.	Distribution of news about the Registrant to market makers, financial media, selected internet stock pages/threads and the OTC analyst community.
3.	Dissemination of newsworthy items and press releases to known contacts at selected newspapers, magazines.
4.	Promotional Marketing.
5.	Review and drafting of press releases.
6.	Strategic planning and partnering licensing agreements.
7.	Providing general public relations support to the Registrant.
8.	Introducing the Registrant to criteria-specific Broker-Dealers and Market Makers.
9.	Participating in due diligence presentations.
10.	Featuring the Registrant in monthly internet Chat Webcasts and providing other webcast related services.
11.	Developing materials for distribution to the Registrant’s shareholders.
12.	Providing strategic consulting advice and counsel to the Registrant.
13.	Introducing the Registrant to its network of contacts in the financial services industry, as appropriate.

As compensation for its services, the Registrant shall pay ATG $50,000 per month.

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The Agreement is attached hereto as Exhibit 10.1

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
10.1	Investor Relations Services Agreement with ATG Capital, dated February 8, 2012 (executed on February 13, 2012.)
99.1	Press Release, dated February 17, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

Dated: February 17, 2012	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer

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